UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : October 26, 2010

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 405-5012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 26, 2010, The Western Union Company (the “Company”) issued a press release relating to the Company’s earnings for the third quarter of fiscal year 2010 (the “Earnings Release”). A copy of the Earnings Release is attached as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 7.01.	Regulation FD Disclosure

In connection with the issuance of the Earnings Release, the Company is holding a public conference call and webcast on October 26, 2010 at 4:30 p.m. Eastern Time, during which Hikmet Ersek, President and Chief Executive Officer, and Scott T. Scheirman, Executive Vice President and Chief Financial Officer, will provide the presentation attached as Exhibit 99.2. Information regarding access to the conference call and webcast is set forth in the Earnings Release. The information furnished under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release issued by the Company on October 26, 2010.

99.2	Presentation of the Company dated October 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2010	THE WESTERN UNION COMPANY

	By:	/s/ SARAH J. KILGORE
Sarah J. Kilgore
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of The Western Union Company dated October 26, 2010.

99.2	Presentation of The Western Union Company dated October 26, 2010.

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